SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 30, 2014

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At its meeting on July 30, 2014, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) (i) approved the base salaries of, and (ii) approved the targets for fiscal 2015 bonuses for, the Company’s principal executive officer, principal financial officer, and certain of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K), as follows:

Name and Position	Base Salary	Target Bonus as
		% of Base Salary

John H. Batten	$500,000	65%
President and Chief
Executive Officer

Christopher J. Eperjesy	$340,000	50%
Vice President – Finance,
Chief Financial Officer
and Treasurer

James E. Feiertag	$338,000	50%
Executive Vice President

Dean J. Bratel	$275,000	50%
Vice President - Americas

The above increases in base salary are effective the first pay period that includes October 1, 2014.

In each case, the target incentive bonus is based on the FY 2015 Corporate Incentive Plan (“CIP”), which the Committee adopted and approved on July 30, 2014. The CIP establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: corporate economic profit (70%), inventory turns (15%) and sales growth (15%). In no event will an incentive payment under the CIP exceed 200% of the target.  An incentive payment to a named executive officer under the CIP may be increased or decreased by up to 20%, at the discretion of the Chief Executive Officer (except that an increase or decrease of the CIP payment to the CEO shall be at the discretion of the Committee).

On July 30, 2014, the Compensation Committee also issued performance stock awards to named executive officers of the Company under the Company’s 2010 Long-Term Incentive Compensation Plan (the "Plan").  A target number of 12,756 performance shares were awarded to the named executive officers (subject to adjustment as described below), allocated as follows:  Mr. Batten, 5,368 performance shares; Mr. Eperjesy, 2,715 performance shares; Mr. Feiertag, 2,616 performance shares; and Mr. Bratel, 2,057 performance shares.  The performance shares will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2017.  If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance shares.  If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance shares.  If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance shares.  No performance shares will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance shares will be earned for performance exceeding the 3-year cumulative economic profit maximum.  In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance shares awarded shall be determined by interpolation.  The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 15,309.  A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

At its July 30, 2014 meeting, the Compensation Committee also issued performance stock units to named executive officers of the Company under the Plan.  A target number of 12,756 performance stock units were awarded to the named executive officers (subject to adjustment as described below), allocated as follows:  Mr. Batten, 5,368 performance stock units; Mr. Eperjesy, 2,715 performance stock units; Mr. Feiertag, 2,616 performance stock units; and Mr. Bratel, 2,057 performance stock units.  The performance stock units will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2017.  If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance stock units.  If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance stock units.  If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance stock units.  No performance stock units will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance stock units will be earned for performance exceeding the 3-year cumulative economic profit maximum.  In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance stock units awarded shall be determined by interpolation.  The maximum number of performance stock units that can be earned by the named executive officers pursuant to this award is 15,307.  A copy of the form of the Performance Stock Unit Award Grant Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

At its July 30, 2014 meeting, the Compensation Committee also issued restricted stock grants to named executive officers of the Company under the Plan.  A total of 25,511 shares of restricted stock were granted to the named executive officers, allocated as follows: Mr. Batten, 10,736 shares of restricted stock; Mr. Eperjesy, 5,430 shares of restricted stock; Mr. Feiertag, 5,232 shares of restricted stock; and Mr. Bratel, 4,113 shares of restricted stock.  The shares will vest in three years, provided the named executive officer remains employed as of such vesting date.  The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or following a change in control of the Company.  A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On July 30, 2014, the Compensation Committee also approved revised Change in Control Severance Agreements to replace similar agreements that it previously entered into with the executive officers of the Company.  The new agreements include changes to the base salary and bonus components of the severance formula for terminations without cause (or resignations for good reason) following a change in control.  Specifically, the annual base salary component was revised to use the annual base salary in effect immediately prior to the date of termination (or, if employment terminates for good reason due to a reduction in base salary, the employee’s annual base salary in effect immediately prior to the reduction).  The bonus component was revised to use the greater of: (1) the annual bonus awarded to the employee under the Company’s annual Corporate Incentive Plan (“CIP”) for the fiscal year immediately preceding the fiscal year in which the date of termination occurs (or, if no annual bonus was received for such fiscal year, the average of the annual bonuses awarded to the employee under the CIP for the three fiscal years immediately preceding the fiscal year in which the date of termination occurs), or (2) the employee’s target annual bonus under the CIP for the fiscal year in which the date of termination occurs.  Furthermore, the Change in Control Severance Agreements were revised to eliminate the reduction of the severance multiple as an employee nears retirement age, that the multiple remains the same regardless of age.  Finally, the Change in Control Severance Agreement with Mr. Batten was changed to increase the severance payment multiple from 2.0 his times base salary and annual bonus to 2.5 his base salary and annual bonus, in recognition of his promotion to Chief Executive Officer.  The form of the new Change in Control Severance Agreement entered into with Mr. Batten is attached hereto as Exhibit 10.4.  The form of the new Change in Control Severance Agreement entered into with Messrs. Eperjesy and Feiertag is attached hereto as Exhibit 10.5.  The form of the new Change in Control Severance Agreement entered into with Mr. Bratel (as well as with other executive officers of the Company) is attached hereto as Exhibit 10.6.

At its meeting on July 31, 2014, the Company’s Board of Directors also approved increases to the annual director retainer fees from $100,000 to $125,000, effective October 24, 2014.  Of this amount, 60% will be paid in the form of restricted stock, and 40% will be paid in cash.  The additional fee paid to the non-executive Chairman of the Board of Directors will be increased from $40,000 per year to $50,000 per year.  In addition, the chair of the Audit Committee will receive an annual fee of $12,000, the chair of the Compensation Committee will receive an annual fee of $9,000, and the chairs of the Finance Committee, Pension Committee, and Nominating and Governance Committee will receive an annual fee of $6,000.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01                                Financial Statements and Exhibits

(c)                      Exhibits

EXHIBIT NUMBER                                           DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for award of performance shares on July 30, 2014

10.2	Form of Performance Stock Unit Award Grant Agreement for award of performance stock units on July 30, 2014

10.3	Form of Restricted Stock Grant Agreement for restricted stock grants on July 30, 2014

10.4	Form of Change in Control Severance Agreement between the Company and Mr. Batten

10.5	Form of Change in Control Severance Agreement between the Company and Messrs. Eperjesy and Feiertag

10.6	Form of Change in Control Severance Agreement between the Company and Mr. Bratel and other executive officers

                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the
Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2014	Twin Disc, Inc.

_/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Corporate Controller & Secretary